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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                              March 11, 2005
                              --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen
Senior Vice President and Controller
March 11, 2005


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Item 1.01  Entry into a Material Definitive Agreement.
------------------------------------------------------

On January 25, 2005, the Employee Benefits and Compensation Committee (the "Committee") of the Company's Board of Directors adopted corporate performance measures for 2005 and approved cash bonuses to be paid to executive officers who will be the named executive officers (the "Named Executive Officers") as disclosed in the Company's 2005 proxy statement for the Company's 2005 annual meeting of shareholders (the "Proxy Statement"), which will be filed with the Securities and Exchange Commission in the near future, pursuant to the Company's Executive Cash Bonus Program (attached hereto as Exhibit 10) in the following amounts:

Name				Cash Bonus
----                    ----------

David L. Payne          $450,000
Jennifer J. Finger       100,500
Robert W. Entwisle        86,100
Hans T.Y. Tijan           89,800
Frank Zbacnik             72,300

In addition, on January 25, 2005, the Committee approved grants of non-qualified stock options to each of the Named Executive Officers pursuant to and consistent with the Amended and Restated Westamerica Bancorporation Stock Option Plan of 1995 (the "Plan") as follows:

Name			Number of Options
----              -----------------

David L. Payne          250,000
Jennifer J. Finger       17,800
Robert W. Entwisle       30,900
Hans T.Y. Tijan          24,100
Frank Zbacnik            14,400

All of the stock options were priced at 100% of fair market value on the date of grant. All of the stock options granted vest ratably over a three year period commencing one year after the grant date and will expire on the tenth anniversary of the grant date.

The Committee also approved on January 25, 2005 grants of restricted Performance shares to each of the Named Executive Officers (other than David L. Payne) pursuant to and consistent with the Plan as follows:

			     Number of Restricted 	   Market Price
Name				Performance Shares	On January 25, 2005
----                    --------------------    -------------------

Jennifer J. Finger            2,550                    $52.539
Robert W. Entwisle            3,450	                    52.539
Hans T.Y. Tijan               3,450                     52.539
Frank Zbacnik                 2,070                     52.539


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The restricted performance shares awarded were based on corporate-level performance measures in the 2004 calendar year. The restricted performance shares vest three years after the grant date but only if three year corporate level performance goals set by the Committee at its meeting for lifting restrictions on the grant are satisfied. The corporate level performance goals established by the Committee included one or more of the performance objectives described in Article XI of the Plan. Dividends will be paid only on vested restricted performance shares.

Each grant of stock options and restricted performance shares were made under the Plan pursuant to and consistent with the Company's form of Nonstatutory Stock Option Agreement and form of Restricted Performance Share Grant Agreement, which the Company intends to file as exhibits to its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 on or before March 16, 2005. The Company will provide additional information regarding the compensation paid to any of its Named Executive Officers in the Company's
2005 proxy statement for the Company's 2005 annual meeting of shareholders.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

Exhibit 10  Executive Cash Bonus Program
-----------------------------------------

Westamerica Bancorporation's the Company's) executive compensation program generally includes salary, annual cash bonuses, stock options, restricted performance share awards, and Company contributions to non-qualified compensation plans. This description relates to the annual cash bonus element of that program.

The most senior executives participate in the "Group I" or "Senior Management" portion of the program. The Group I program includes annual cash bonuses which are targeted in the range of 35% - 80% of salary if annual corporate performance measures and individual or division-level goals are met. Each position has a designated target within these ranges, with the CEO having the highest percentage and other senior managers at lower points in the range. Other selected senior managers participate in the "Group II" or "Management" portion of this program. The Group II program includes annual cash bonuses which are targeted in the range of 10% - 30% of salary if established goals are met.

The Employee Benefits and Compensation Committee of the Board of Directors (the "Compensation Committee") selects participants for these plans based on recommendations by the Chief Executive Officer ("CEO"). As part of the budgeting process, generally early in the year, the Board or Compensation Committee establishes annual corporate performance objectives. These objectives include measures related to return on equity, return on assets, earnings per share, credit quality, revenue per share growth, controlling noninterest expenses and improving service quality. Specific criteria for each corporate objective are established for "threshold", "target", and "outstanding" performance. During the first quarter of each year, based on a review with the CEO of corporate and individual performance for the year just completed, the Compensation Committee makes the final decision on actual individual cash bonuses except the Compensation Committee evaluates the CEO's performance and compensation without the participation of the CEO.

Actual cash bonuses for each participant depend on achievement of corporate and other objectives. Weighting of objectives varies by position, with more weight on corporate performance for Group I employees. Failure on a significant element of performance may result in no bonus. This program is established, governed, and may be modified from time to time by the Compensation Committee.